SUBSEQUENT EVENT	6 Months Ended	12 Months Ended
	Mar. 31, 2012	Sep. 30, 2011
Subsequent Events [Abstract]
Subsequent Events [Text Block]

NOTE 10                   SUBSEQUENT EVENT

On April 13, 2012, the Company entered into an employment agreement with an employee, with the initial term expiring on October 31, 2012.  The employment agreement provides him with monthly compensation of $4,170 per month, with bonus and salary increases to be determined by the Company.  The employee is also entitled to participate in any employee benefit plans in which he is eligible to participate.  If the Company terminates employment before the initial term expires, whether for cause or without cause, the Company is required to pay the employee the base salary for the one-week period following termination.  Benefits are payable during the one-week period following termination if the benefit plans permit.

On March 30, 2012, the Company entered into a one year lease agreement with an unrelated party for lease of office space beginning on May 1, 2012.  The agreement calls for a monthly rental fee of $1,750.

NOTE 10	SUBSEQUENT EVENTS

On November 17, 2011, the board of directors and stockholders adopted the 2011 Equity Compensation Plan (“2011 Equity Compensation Plan”) for the issuance of up to 1,000,000 shares of common stock to be granted through Nonqualified stock options, restricted stock, stock award or any combination thereof.   The exercise price of stock options under the 2011 Equity Compensation Plan is determined by the compensation committee of the Board of Directors, and shall not be less than 100% of the Fair Market Value of the Stock on the Option Grant Date. However, if the eligible participant owns more than 10% of the outstanding capital stock of the Company on the Option Grant Date, the Stock Option price per share shall not be less than 110% of the Fair market Value of the Stock on the Option Grant Date. Options may be exercised in whole or in part within 10 years from the Option Grant Date, or 5 years if Eligible Participant owns more than 10% of the outstanding capital stock of the Company.

On November 17, 2011, the Company granted 460,000 options through the equity compensation plan having an exercise price equal to the  average of the highest sale price and the lowest sale price for the stock on the Grant Date  (except for 75,000 options that have an revised price equal to 110% of that average).  Of the options granted 100,000 options vest immediately on the Grant date. The remaining 360,000 options vest in three annual installments. The Company has valued these options at their fair value using the Black-Scholes option pricing method.

On October 11, 2011, the consulting agreement dated April 1, 2011 was terminated. The Company issued 6,000 shares of common stock and paid them $6,500 for services performed subsequent to September 30, 2011.

On October 31, 2011, the Company entered into a twelve month agreement with an outside party to assist the Company in financial advisory services. The agreement requires a payment of $10,000 upon execution, a payment of $6,000 upon the Company’s stock being quoted on OTCQX, and thereafter a quarterly fee of $6,000 for the remaining term of the agreement.

On December 22, 2011, the Company granted 10,000 options through the equity compensation plan having an exercise price equal to the average of the highest sale price and lowest sale price for the stock on the Grant Date.  These options vest in three annual installments.  The Company has valued these options at their fair value using the Black-Scholes option pricing method.